1 Mt. Milligan Mine

Mt. Milligan Overview Ian Berzins, Vice President and General Manager John Hollow, Vice President Technical Services Bruce Parker, Mine Manager 2

3 All Incidence Recordable Rate (AIRR)1 2013 – 2014 YTD 3.86 3.71 2.48 3.18 2013 YTD 2014 Mt. Milligan Total Company 1 Includes lost time and reportable incidents. 3 Surface Metals Mining U.S. AIRR Average for 2013 was 2.10

Safety Incident Trends YTD 2014 0 10 20 30 40 50 60 JAN. FEB MAR. APR MAY JUNE JULY AUG. SEPT OCT. NOV. DEC. Dangerous Occurrence Property Damage First Aid 4

5 Operating Statistics | First Half 2014 Copper (Cu) 16.0 14.2 30.3 Q214 Q114 H114 Cu Payable Production (millions lb) $0.33 $2.48 $1.34 $1.97 $2.27 $2.11 Q214 Q114 H114 Cash Cost ($/payable lb produced) By-Product Cash Cost ($/payable lb produced) Co-Product 1 1 1 Please refer to Appendix for non-GAAP reconciliation. Q2 2014 H1 2014 Cu Ore Grade 0.27% 0.28% Cu Recovery 80.4% 79.8%

6 Operating Statistics | First Half 2014 Gold (Au) 37,030 39,243 76,273 Q214 Q114 H114 Au Payable Production (oz) $538 $606 $573 Q214 Q114 H114 Cash Cost ($/payable oz produced) Co-Product Q2 2014 H1 2014 Au Ore Grade (g/tonne) 0.52 0.61 Au Recovery 65.1% 61.8% 1 Please refer to Appendix for non-GAAP reconciliation. 1

7 Updated 2014 Production and Cash Cost Guidance Updated 2014 Estimate Previous 2014 Estimate Mt. Milligan Copper and Gold 1 Concentrate production (000’s wet tonnes) (000’s dry tonnes) 135 – 150 125 – 140 135 – 150 125 – 140 Copper payable production (000’s lb) 65,000 – 75,000 65,000 – 75,000 Gold payable production (000’s oz) 185 – 195 165 – 175 Unit cash cost – By-product ($/payable lb copper production) 2,3 1.00 – 1.50 1.55 – 1.70 1 For Mt. Milligan guidance assumes that 100% of design capacity mill throughput and designed copper and gold recoveries are not achieved until year-end 2015. 2 Copper by-product unit cash cost is calculated using payable production, with an assumed gold price for the gold by-product of approximately $1,290 per ounce, which is then adjusted to take into account the contractual price of $435 per ounce under the Gold Stream Arrangement. See “Non-GAAP Financial Measures” for the definition and reconciliation of these non-GAAP measures. 3 Estimates for cash costs assume a foreign exchange rate of US$1.00 = C$1.05.

8 Updated 2014 Cash Capital Expenditure Guidance Updated 2014 Estimate1,2 Previous 2014 Estimate1,2 Mt. Milligan Permanent Operations Residence 25 20 Mt. Milligan Operations 35 30 TOTAL3 65 60 1 Cash capital expenditures guidance numbers are as of August 5, 2014. Canadian to US foreign exchange rate for 2014 assumes C$1.00 = US$1.05. 2 Plus or minus 10%. 3 Excludes approximately $22 million of accruals related to the Mt. Milligan Mine as of December 31, 2013, which will be paid in 2014. [millions of US$]

Prince George 17% Mackenzie 21% Fort St James 18% Vanderho of 7% Others 37% Home City Workforce – Demographics 9

2014 Mine Production 10

Deposits • Main Zone and Southern Star on separate monzonite intrusive centres – Main Zone sub-divided into four zones: MBX, 66, WBX and DWBX Mineralization • Chalcopyrite – disseminations; lesser veinlets – Decreases in intensity away from stocks • Bornite – disseminations close to footwall intrusive contact • Magnetite – disseminations, patches, veinlets, breccia matrix • Pyrite – increases dramatically away from potassic zone into propylitic altered rocks Deposit Geology 11

Typical N-S Section of Phase 3 Mining Area (for discussion purposes only) 12

Typical E-W Cross Section of Ultimate Pit (for discussion purposes only) 13

End Q2 2014 Mining Area 14

End Q4 2014 Mining Area 15

Pump Barge South Pond 1057 Tailings Management 16

Mine to Mill Continuous Improvements Optimize Fragmentation Powder Factors/Blasting Procedures Model Rock Characterization Modify Blast Hole Diameter Material Blending Weathered Material Modeling Material Characterization Point Load Testing Aquila Drill data Fragmentation/Comminution Studies 17

Resources and Reserves

ThompsonCreek METALS COMPANY INC.

Category	US Tons (millions)	Grade (% Cu)	Grade (% Au)	Contained Copper (millions of pounds)	Contained Gold (millions of ounces)
Measured Resources	66.9	0.130	0.006	178	0.41
Indicated Resources	182.4	0.150	0.006	540	1.07
Measured and Indicated – Total[1]	**249.3**	**0.140**	**0.006**	**718**	**1.48**
Proven Reserves	298.5	0.210	0.013	1,252	3.81
Probable Reserves	227.8	0.186	0.009	846	2.14
Proven and Probable – Total[2]	**526.3**	**0.199**	**0.011**	**2,098**	**5.95**
Inferred[3]	**23.0**	**0.150**	**0.006**	**71**	**0.14**
Total	**798.6**			**2,887**	**7.57**

1 The mineral resource estimates for Mt. Milligan were prepared by Robert Clifford, our Director of Mine Engineering, who is a Qualified Person under NI 43-101. The mineral resource estimates were prepared using optimized pit shells at a $4.10/t NSR cut-off value, metal prices of $2.00/lb copper, $800/oz gold and an exchange rate of C$1.00/US$0.85, and incorporate estimated costs for milling, plan services, tailing services and general and administrative charges. The mineral resource estimates are based on the cost and price assumptions included in a NI 43-101 technical report prepared for Terrane entitled "Technical Report – Feasibility Update Mt. Milligan Property – Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011.

2 The mineral reserve estimates for Mt. Milligan were prepared by Robert Clifford, our Director of Mine Engineering, who is a Qualified Person under NI 43-101. The mineral reserve estimates were prepared using optimized pit shells at a $4.10/t NSR cut-off value, metal prices of $1.60/lb copper, $690/oz gold and an exchange rate of C$1.00/US$0.85, and incorporate estimated costs for milling, plan services, tailing services and general and administrative charges. The mineral reserve estimates are based on the cost and price assumptions included in a NI 43-101 technical report prepared for Terrane entitled "Technical Report – Feasibility Update Mt. Milligan Property – Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011. Mill recoveries vary by rock type and region but average 84.1% copper and 71.4% gold. Anticipated losses resulting from beneficiation average 4.9% copper and 3.5% gold.

3 The inferred mineral resource estimates for Mt. Milligan were prepared by Robert Clifford, our Director of Mine Engineering, who is a Qualified Person under NI 43-101. The inferred mineral resource estimates were prepared using optimized pit shells at a $4.10/t NSR cut-off value, metal prices of $2.00/lb copper, $800/oz gold and an exchange rate of C$1.00/US$0.85, and incorporate estimated costs for milling, plan services, tailing services and general and administrative charges. The mineral resource estimates are based on the cost and price assumptions included in a NI 43-101 technical report prepared for Terrane entitled "Technical Report – Feasibility Update Mt. Milligan Property – Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011.

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19 Mill Production

20 Daily Mill Throughput 41,935 0 10,000 20,000 30,000 40,000 50,000 60,000 Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Ap Month 9 May Month 10 Jun Month 11 Jul Da il y M il l T onne s P e r Da y Design tpd – 60,000

21 Ramp-up Achievements • Sep 4, 2013 – initial ore to mill • Feb 18, 2014 – achieved commercial production (60% of designed throughput for 30 days) • Jun 16, 2014 – processed a daily record 63,970 dmt • Jun 2014 – average daily throughput of 48,065 dmt (80% of design capacity)

22 Hourly Mill Availability 89.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apr Month 9 May Month 10 Jun Month 11 Jul Design Availability – 92%

23 Downtime by Source

24 Hourly Mill Throughput 1,962 0 500 1,000 1,500 2,000 2,500 Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apr Month 9 May Month 10 Jun Month 11 Jul Design tpoh – 2,715

25 Mill Metal Recovery – Ramp-up

26 Copper and Gold Recoveries 69.0% 84.10% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Start up Aug Month 1 Sep Month 2 Oct Month 3 Nov Month 4 Dec Month 5 Jan Month 6 Feb Month 7 Mar Month 8 Apr Month 9 May Month 10 Jun Month 11 Jul Actual Gold Recovery Actual Copper Recovery Design Gold Recovery 71% Design Copper Recovery 84%

27 Mill Process Continuous Improvement • Jul 2014 – Begin Snubber Installation in mill electrical distribution system (action items from failure analysis)  Two ABB 25KV to 6KV transformer failures in 2013  Associated GE 600 V transformer failures • Jul 2014 – temporary upgrade to 1st cleaner scavenger concentrate pumping system • Jul 2014 – complete crushing/grinding circuit with assistance from JKTech and ALS Metallurgical • Aug 2014 – initiate secondary crush pilot test program • Aug 2014 – temporary upgrade to 3rd cleaner tank cell feed and discharge system (gold recovery)

28 Ramp-Up Next Steps • Sep 2014 – 2nd SAG reline scheduled  Increase SAG grates from 85mm to 90mm and effective open area from 7% to 10% • Sep 2014 Cleaner Flotation Circuit Upgrade 1. Complete concentrate thickener O/F pumping system upgrade 2. Complete bypass system for 3rd cleaner stage (column and tank cells) concentrate pumps 3. Complete 3rd cleaner tails pumping system 4. Modify feed piping for 3rd cleaner feed (column and tank cells) 5. Complete 1st cleaner scavenger pumping upgrade

29 Copper Mineralogy Malachite - Cu3(CO3)2(OH)2 Azurite - Cu2CO3(OH)2 Bornite - Cu5FeS5 Chalcopyrite - CuFeS2

30 Copper Mineralogy Native Copper – Cu (dark green), all other minerals are silicates (MLA Images)

31 Concentrate Copper Grade

32 Concentrate Copper Grade

33 Concentrate Gold Grade

34 Concentrate Gold Grade

35 Appendix

36 Non-GAAP Reconciliation Copper-Gold Operations Unit Cost Per Pound Produced Three Months Ended June 30, Six Months Ended June 30, 2014 2013 2014 2013 Direct mining costs 1 $ 39.8 $ — $ 89.4 $ — Truck and rail transportation and warehousing costs 4.6 — 6.2 — Costs reflected in inventory and operations costs $ 44.4 — $ 95.6 — Refining and treatment costs 5.7 — 8.5 — Ocean freight and insurance costs 1.5 — 3.5 — Direct costs reflected in revenue and selling and marketing costs $ 7.2 — $ 12.0 — Non-GAAP cash costs $ 51.6 $ — $ 107.6 $ — Reconciliation to amounts reported (US$ in millions) Direct costs $ (7.2) — $ (12.0) — Changes in inventory 25.0 — 16.2 — Non cash costs and other 0.3 — 0.7 — Copper-Gold segment US GAAP operating expenses $ 69.7 $ — $ 112.5 $ — 1 Mining, milling and on-site general and administration costs. Mining includes all stripping costs but excludes costs capitalized related to the construction of the tailings dam. Stripping costs that provide access to mineral reserves that will be produced in future periods are expensed as incurred under US GAAP. (US$ in millions, except pounds and per pound amounts) Non-GAAP Cash Cost

37 By-Product Three Months Ended June 30, Six Months Ended June 30, 2014 2013 2014 2013 Copper payable production (000's lbs) 16,035 — 30,278 — Non-GAAP cash cost $ 51.6 $ — $ 107.6 $ — Gold sales 1 54.4 — 78.9 — Less gold sales related to deferred portion of Gold Stream Arrangement (9.7) — (14.1) — Net gold by-product credits $ 44.7 — $ 64.8 — Silver by-product credits2 1.6 — 2.3 — Total by-product credits $ 46.3 — $ 67.1 — Non-GAAP cash cost net of by-product credits $ 5.3 — $ 40.5 — Non-GAAP unit cash cost $ 0.33 $ — $ 1.34 $ — (US$ in millions, except pounds and per pound amounts) Non-GAAP Reconciliation Copper-Gold Operations Unit Cost Per Pound Produced 1 Excluded refining and treatment charges. 2 Silver sales are reflected as a credit to operating costs.

38 Non-GAAP EDITDA Reconciliation Copper-Gold Operations Unit Cost Per Pound Produced Revision to By-Product Costs During the second quarter of 2014 the Company revised the calculation of its non-GAAP unit cash cost on a by- product basis for Mt. Milligan Mine. This revision in calculation had no effect on the Company’s Condensed Consolidated Balance Sheets, Condensed Statements of Operations, Condensed Statements of Cash Flow, or Condensed Statements of Shareholders’ Equity for the periods impacted. Following is a reconciliation of the Company’s previously reported and revised non-GAAP unit cash cost on a by- product basis for Mt. Milligan Mine for the first quarter of 2014. Three Months Ended March 31, 2014 As Previously Reported As Revised Copper payable production (000's lbs) 14,223 14,243 Non-GAAP cash cost $ 56.0 $ 56.0 Gold sales 1 24.5 24.5 Less gold sales related to deferred portion of Gold Stream Arrangement (1.7) (4.4) Net gold by-product credits $ 22.8 $ 20.1 Silver by-product credits 2 0.7 0.7 Total by-product credits $ 23.5 $ 20.8 Non-GAAP cash cost net of by-product credits 32.5 35.2 Non-GAAP unit cash cost $ 2.29 $ 2.48 (US$ in millions, except pounds and per pound amounts) 1 Excluded refining and treatment charges. 2 Silver sales are reflected as a credit to operating costs.

39 Co- Product (US$ in millions, except pounds and per pound amounts) Non-GAAP Reconciliation Copper-Gold Operations Unit Cost Per Pound Produced Three Months Ended June 30, Six Months Ended June 30, 2014 2013 2014 2013 Copper payable production (000’s lbs) 16,035 — 30,278 — Gold payable production in Cu eq. (000’s lbs) 1 10,125 — 20,565 — Payable production (000’s lbs) 26,160 — 50,843 — Non-GAAP cash cost allocated to Copper $ 31.6 $ — $ 64.1 $ — Non-GAAP unit cash cost $ 1.97 $ — $ 2.11 $ — Non-GAAP cash cost allocated to Gold $ 20.0 $ — $ 43.5 $ — Gold payable production (ounces) 37,030 — 76,273 — Non-GAAP unit cash cost $ 538 $ — $ 573 $ — 1 Gold has been converted from payable ounces to thousands of copper equivalent pounds by using the gold production for the periods presented, using a gold price of $842 and $844 per ounce for the three and six months ended June 30, 2014, respectively (adjusted for the Royal Gold price of $435 per ounce) and a copper price of $3.08 and $3.14 per pound for the three and six months ended June 30, 2014, respectively.

Non-GAAP Reconciliation
Copper-Gold Operations Unit Cost Per Pound Produced

ThompsonCreek METALS COMPANY INC.

Average realized sales price

(US$ in millions, except pounds and per pound amounts)

The average realized sales price per payable pound or payable ounce sold is calculated by dividing copper or gold sales revenue, gross, by the pounds or ounces sold, respectively, as shown in the tables below.

	Three Months Ended June 30,		Six Months Ended June 30,	
	2014	2013	2014	2013
Average realized sales price for Copper				
Payable pounds of copper sold (000's lb)	21,939	—	32,732	—
Copper sales, net	$ 64.8	$ —	$ 94.6	$ —
Refining and treatment costs	5.4	—	8.1	—
Copper sales, gross	$ 70.2	$ —	$ 102.7	$ —
Average realized sales price per payable pound sold[1]	$ 3.20	$ —	$ 3.14	$ —
Average realized sales price for Gold				
Payable ounces of gold sold under Gold Stream Arrangement	26,990	—	39,364	—
TCM share of payable ounces of gold sold to MTM Customers	24,993	—	36,493	—
Payable ounces of gold sold	51,983	—	75,857	—
Gold sales related to cash portion of Gold Stream Arrangement	$ 11.7	$ —	$ 17.2	$ —
Gold sales related to deferred portion of Gold Stream Arrangement	9.7	—	14.1	—
Gold sales under Gold Stream Arrangement	21.4	—	31.3	—
TCM share of gold sales to MTM Customers	32.7	—	47.2	—
Gold sales, net	54.1	—	78.5	—
Refining and treatment charges	0.3	—	0.4	—
Gold sales, gross	$ 54.4	$ —	$ 78.9	$ —
Average realized sales price related to cash portion of Gold Stream Arrangement	$ 435	$ —	$ 435	$ —
Average realized sales price related to deferred portion of Gold Stream Arrangement	$ 359	$ —	$ 359	$ —
Average realized sales price per payable ounce sold under Gold Stream Arrangement	$ 794	$ —	$ 794	$ —
Average realized sales price per payable ounce sold for TCM share [1]	$ 1,320	$ —	$ 1,305	$ —
Average realized sales price per payable ounce sold (1)	$ 1,047	$ —	$ 1,040	$ —

1 The average realized sales price per payable pound of copper sold and payable ounces of gold sold is impacted by any final volume and pricing adjustments and mark-to-market adjustments for shipments made in prior periods.

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